Exhibit 10.3

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment to Credit Agreement (this “Amendment”) is made as of February 13, 2020 (the “Effective Date”), among REXFORD INDUSTRIAL REALTY, L.P., a Maryland limited partnership (the “Borrower”), REXFORD INDUSTRIAL REALTY, INC., a Maryland corporation (the “Parent”), CAPITAL ONE, NATIONAL ASSOCIATION, a national banking association, as administrative agent (the “Administrative Agent”) and each of the Lenders (as defined in the Credit Agreement referenced in the recitals below) party hereto.

W I T N E S S E T H:

WHEREAS, Borrower, Administrative Agent and the Lenders have entered into a certain Credit Agreement dated as of May 22, 2018 (as may be amended, restated, supplemented or otherwise modified from time to time, collectively, the “Credit Agreement”) wherein Administrative Agent and the Lenders agreed to provide term loans to Borrower in the aggregate principal amount of up to $150,000,000.00 evidenced by those certain Notes dated May 22, 2018 (collectively, the “Note”) made by Borrower in favor of each Lender; and

WHEREAS, Borrower, Parent, Administrative Agent and the Lenders have agreed to amend the Credit Agreement as set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

1.    Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Amendment” and each other similar reference contained in the Credit Agreement and other Loan Documents shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

2.    Amendment to Credit Agreement. The Credit Agreement is hereby amended as follows:

(a)	The definition of “Base Rate” in Section 1.01 thereof is hereby amended and restated in its entirety as follows:

“Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus one half of one percent (0.5%), (b) the rate of interest in effect for such day as publicly announced from time to time by Capital One as its “prime rate,” and (c) the Eurodollar Rate plus one percent (1%). The “prime rate” is a rate set by Capital One based upon various factors including Capital One’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by Capital One shall take effect at the opening of business on the day specified in the public announcement of such change. If the Base Rate is being used as an alternate rate of interest pursuant to Section 3.03, then the Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above.

(b)	The definition of “Capitalization Rate” in Section 1.01 thereof is hereby amended and restated in its entirety as follows:

“Capitalization Rate” means five and three-quarters of one percent (5.75%) for Specified Capitalization Rate Properties and six percent (6.00%) for all other Properties.

(c)	The definition of “Eurodollar Rate” in Section 1.01 thereof is hereby amended and restated in its entirety as follows:

“Eurodollar Rate” means:

(a)    for any Interest Period with respect to a Eurodollar Rate Loan, the rate per annum equal to the London Interbank Offered Rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate for U.S. Dollars for a period equal in length to such Interest Period (“LIBOR”) as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by Administrative Agent from time to time) at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first (1st) day of such Interest Period) with a term equivalent to such Interest Period;

(b)    for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to LIBOR, at or about 11:00 a.m., London time determined two (2) London Banking Days prior to such date for U.S. Dollar deposits with a term of one month commencing that day; and

(c)    if the Eurodollar Rate shall be less than zero (0), such rate shall be deemed zero (0) for purposes of any applicable portion of the Obligations that has not been identified by Borrower to Administrative Agent in writing as being subject to a Swap Contract.

(d)	The definition of “Existing Credit Agreement” in Section 1.01 thereof is hereby amended and restated in its entirety as follows:

“Existing Credit Agreement” means each of that certain (i) Third Amended and Restated Credit Agreement dated as of February 13, 2020 by and among Rexford Industrial Realty, L.P., Rexford Industrial Realty Inc., Bank of America, N.A., as administrative agent, and the lenders from time to time party thereto and (ii) Credit Agreement, dated as of January 14, 2016, among Rexford Industrial Realty, L.P., Rexford Industrial Realty Inc., PNC Bank, National Association, as administrative agent, and the other lenders from time to time party thereto, as amended by that certain First Amendment to Credit Agreement, dated as of February 13, 2020, in each case, as the same may be further amended, restated, supplemented, or otherwise modified from time to time.

(e)	The definition of “Federal Funds Rate” in Section 1.01 thereof is hereby amended and restated in its entirety as follows:

“Federal Funds Rate” means, for any day, the rate per annum calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depository institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate; provided that if the Federal Funds Rate as so determined would be less than zero (0), such rate shall be deemed to be zero (0) for purposes of this Agreement.

(f)	The definition of “Interest Payment Date” in Section 1.01 thereof is hereby amended and restated in its entirety as follows:

“Interest Payment Date” means: (a) as to any Loan other than a Base Rate Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date; provided, however, that if any Interest Period for a Eurodollar Rate Loan exceeds three (3) months, the respective dates that fall every three (3) months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan, on the first (1st) Business Day after the end of each March, June, September and December during the term hereof and the Maturity Date.

(g)	The definition of “Total Secured Recourse Debt” in Section 1.01 thereof is hereby deleted in its entirety.

(h)	The following new definitions are added to Section 1.01 in the appropriate alphabetical order:

“Additional Lender” has the meaning specified in Section 2.12(c).

“BHC Act Affiliate” has the meaning specified in Section 12.22(b).

“Covered Entity” has the meaning specified in Section 12.22(b).

“Covered Party” has the meaning specified in Section 12.22(a).

“Default Right” has the meaning specified in Section 12.22(b).

“Dividing Person” has the meaning assigned to it in the definition of “Division.”

“Division” means the division of the assets, liabilities and/or obligations of a Person (the “Dividing Person”) among two (2) or more Persons (whether pursuant to a “plan of division” or similar arrangement), which may or may not include the Dividing Person and pursuant to which the Dividing Person may or may not survive.

“First Amendment Effective Date” means February 13, 2020.

“Impacted Loans” has the meaning specified in Section 3.03(a).

“LIBOR Screen Rate” means the LIBOR quote on the applicable screen page Administrative Agent designates to determine LIBOR (or such other commercially available source providing such quotations as may be designated by Administrative Agent from time to time).

“LIBOR Successor Rate” has the meaning specified in Section 3.03(c).

“LIBOR Successor Rate Conforming Changes” means, with respect to any proposed LIBOR Successor Rate, any conforming changes to the definition of Base Rate, Interest Period, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters as may be appropriate, in the reasonable discretion of Administrative Agent, to reflect the adoption and implementation of such LIBOR Successor Rate and to permit the administration thereof by Administrative Agent in a manner substantially consistent with market practice (or, if Administrative Agent reasonably determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such LIBOR Successor Rate exists, in such other manner of administration as Administrative Agent, in consultation with Borrower, reasonably determines is reasonably necessary in connection with the administration of this Agreement).

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“QFC” has the meaning specified in Section 12.22(b).

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York for the purpose of recommending a benchmark rate to replace LIBOR in loan agreements similar to this Agreement.

“Scheduled Unavailability Date” has the meaning specified in Section 3.03(c).

“SOFR” with respect to any day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark (or a successor administrator) on the Federal Reserve Bank of New York’s website (or any successor source) and, in each case, that has been selected or recommended by the Relevant Governmental Body.

“SOFR-Based Rate” means SOFR or Term SOFR.

“Specified Capitalization Rate Properties” means any Properties located in Los Angeles County, California, Orange County, California, or San Bernardino County, California.

“Term SOFR” means the forward-looking term rate for any period that is approximately (as reasonably determined by Administrative Agent) as long as any of the Interest Period options set forth in the definition of “Interest Period” and that is based on SOFR and that has been selected or recommended by the Relevant Governmental Body, in each case as published on an information service as selected by Administrative Agent from time to time in its reasonable discretion.

“U.S. Special Resolution Regimes” has the meaning specified in Section 12.22.

(i)	Section 1.02 of the Credit Agreement is hereby amended by inserting the following new subsection 1.02(d) immediately after subsection 1.02(c) appearing therein:

(d) Any reference herein to a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder (and each division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity).

(j)	Section 1.03 of the Credit Agreement is hereby amended by inserting the following new sentence at the end of subsection 1.03(b) appearing therein:

Notwithstanding the foregoing, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any change to GAAP occurring after the First Amendment Effective Date as a result of the adoption of any proposals set forth in the Proposed Accounting Standards Update, Leases (Topic 840), issued by the Financial Accounting Standards Board on August 17, 2010, or any other proposals issued by the Financial Accounting Standards Board in connection therewith, in each case if such change would require treating any lease (or similar arrangement conveying the right to use) as a capital lease where such lease (or similar arrangement) was not required to be so treated under GAAP as in effect on the First Amendment Effective Date.

(k)	Section 1.05 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

1.05    Times of Day; Rates. Unless otherwise specified, all references herein to times of day shall be references to Pacific time (daylight or standard, as applicable). Administrative Agent does not warrant, nor accept responsibility, nor shall Administrative Agent have any liability with respect to the administration, submission or any other matter related to the rates in the definition of “Eurodollar Rate” or with respect to any rate that is an alternative or replacement for or successor to any of such rate (including any LIBOR Successor Rate) or the effect of any of the foregoing, or of any LIBOR Successor Rate Conforming Changes.

(l)	Subsection 2.12(c) of the Credit Agreement is hereby amended by deleting the last sentence thereof and replacing it with the following sentence:

To achieve the full amount of a requested increase and subject to the approval of Administrative Agent (which approval shall not be unreasonably withheld, conditioned or delayed), Borrower may also invite additional Eligible Assignees to become Lenders (each, an “Additional Lender”) pursuant to a joinder agreement in form and substance reasonably satisfactory to Administrative Agent and its counsel.

(m)	Subsection 2.12(e) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(e) Conditions to Effectiveness of Increase. As a condition precedent to such increase, (i) Borrower shall deliver to Administrative Agent a certificate of each Loan Party dated as of the Increase Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of such Loan Party (x) certifying and attaching the resolutions adopted by such Loan Party with respect to the transactions contemplated hereunder (including such increase) and delivered on the Closing Date remain in full force and effect or certifying new resolutions of such Loan Party approving or consenting to such increase, and (y) in the case of Borrower, certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Article VII and the other Loan Documents are true and correct in all material respects (without duplication of any materiality qualifiers therein) on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (without duplication of any materiality qualifiers therein) as of such earlier date, and except that for purposes of this Section 2.12, the representations and warranties contained in each of Sections 7.05(a) and 7.05(b) shall be deemed to refer to the most recent statements furnished pursuant to Sections 8.01(a) and 8.01(b), respectively, and (B) no Default exists, and (ii) (x) upon the reasonable request of any Additional Lender made at least seven (7) days prior to the Increase Effective Date, Borrower shall have provided to such Additional Lender, and such Additional Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the Act, in each case at least three (3) days prior to the Increase Effective Date and (y) at least three (3) days prior to the Increase Effective Date, any Loan Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered, to each Lender that so requests, a Beneficial Ownership Certification in relation to such Loan Party. Each Loan Party shall execute and deliver such documents or instruments as Administrative Agent may reasonably require to evidence such increase in the Loans of any Lender and to ratify each such Loan Party’s continuing obligations hereunder and under the other Loan Documents.

(n)	Section 3.03 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

3.03    Inability to Determine Rates.

(a) If in connection with any request for a Eurodollar Rate Loan or a conversion to or continuation thereof (i) Administrative Agent determines that (A) Dollar deposits are not being offered to banks in the London interbank eurodollar market for the applicable amount and Interest Period of such Eurodollar Rate Loan, or (B) (x) adequate and reasonable means do not exist for determining the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan or in connection with an existing or proposed Base Rate Loan and (y) the circumstances described in Section 3.03(c)(i) do not apply (in each case with respect to clause (i) above, “Impacted Loans”), or (ii) Administrative Agent or Required Lenders determine that for any reason the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Eurodollar Rate Loan, Administrative Agent will promptly so notify Borrower and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Eurodollar Rate Loans shall be suspended (to the extent of the affected Eurodollar Rate Loans or Interest Periods), and (y) in the event of a determination described in the preceding sentence with respect to the Eurodollar Rate component of the Base Rate, the utilization of the Eurodollar Rate component in determining the Base Rate shall be suspended, in each case until Administrative Agent (or, in the case of a determination by Required Lenders described in clause (ii) of Section 3.03(a), until Administrative Agent upon the instruction of Required Lenders) revokes such notice. Upon receipt of such notice, Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar Rate Loans (to the extent of the affected

Eurodollar Rate Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein.

(b)    Notwithstanding the foregoing, if Administrative Agent has made the determination described in clause (a)(i) of this Section 3.03, Administrative Agent, in consultation with Borrower and the affected Lenders, may establish an alternative interest rate for the Impacted Loans, in which case, such alternative rate of interest shall apply with respect to the Impacted Loans until (1) Administrative Agent revokes the notice delivered with respect to the Impacted Loans under clause (a) of the first sentence of this Section 3.03, (2) Administrative Agent or the Required Lenders notify Administrative Agent and Borrower that such alternative interest rate does not adequately and fairly reflect the cost to such Lenders of funding the Impacted Loans, or (3) any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for such Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to such alternative rate of interest or to determine or charge interest rates based upon such rate or any Governmental Authority has imposed material restrictions on the authority of such Lender to do any of the foregoing and provides Administrative Agent and Borrower written notice thereof.

(c)    Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if Administrative Agent determines (which determination shall be conclusive absent manifest error), or Borrower or Required Lenders notify Administrative Agent (with, in the case of the Required Lenders, a copy to Borrower) that Borrower or Required Lenders (as applicable) have determined, that:

(i)    adequate and reasonable means do not exist for ascertaining LIBOR for any requested Interest Period, including because the LIBOR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or

(ii)    the administrator of the LIBOR Screen Rate or a Governmental Authority having jurisdiction over Administrative Agent has made a public statement identifying a specific date after which LIBOR or the LIBOR Screen Rate shall no longer be made available, or used for determining the interest rate of loans, provided that, at the time of such statement, there is no successor administrator that is reasonably satisfactory to Administrative Agent, that will continue to provide LIBOR after such specific date (such specific date, the “Scheduled Unavailability Date”); or

(iii)    syndicated loans currently being executed, or that include language similar to that contained in this Section 3.03, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace LIBOR, then, reasonably promptly after such determination by Administrative Agent or receipt by Administrative Agent of such notice, as applicable, Administrative Agent and Borrower may amend this Agreement solely for the purpose of replacing LIBOR in accordance with this Section 3.03 with (x) one or more SOFR-Based Rates or (y) another alternate benchmark rate giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated syndicated credit facilities for such alternative benchmarks and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated syndicated credit facilities for such benchmarks, which adjustment or method for calculating such adjustment shall be published on an information service as selected by Administrative Agent from time to time in its reasonable discretion and may be periodically updated (the “Adjustment;” and any such proposed rate, a “LIBOR Successor Rate”), and any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after Administrative Agent shall have posted such proposed amendment to all Lenders and Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to Administrative Agent written notice that such Required Lenders (A) in the case of an amendment to replace LIBOR with a rate described in clause (x), object to the Adjustment; or (B) in the case of an amendment to replace LIBOR with a rate described in clause (y), object to such amendment; provided that for the avoidance of doubt, in the case of clause (A), the Required Lenders shall not be entitled to object to any SOFR-Based Rate contained in any such amendment. Such LIBOR Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for Administrative Agent, such LIBOR Successor Rate shall be applied in a manner as otherwise reasonably determined by Administrative Agent.

If no LIBOR Successor Rate has been determined and the circumstances under clause (i) above exist or the Scheduled Unavailability Date has occurred (as applicable), Administrative Agent will promptly so notify Borrower and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Eurodollar Rate Loans shall be suspended, (to the extent of the affected Eurodollar Rate Loans or Interest Periods), and (y) the Eurodollar Rate component shall no longer be utilized in determining the Base Rate. Upon receipt of such notice, Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar Rate Loans (to the extent of the affected Eurodollar Rate Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Committed Borrowing of Base Rate Loans (subject to the foregoing clause (y)) in the amount specified therein.

Notwithstanding anything else herein, any definition of LIBOR Successor Rate shall provide that in no event shall such LIBOR Successor Rate be less than zero (0) for purposes of this Agreement.

In connection with the implementation of a LIBOR Successor Rate, Administrative Agent will have the right to make LIBOR Successor Rate Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such LIBOR Successor Rate Conforming Changes will become effective without any further action or consent of any other party to this Agreement; provided that, with respect to any such amendment effected, Administrative Agent shall post each such amendment implementing such LIBOR Successor Conforming Changes to the Lenders reasonably promptly after such amendment becomes effective.

(o)

Section 9.13(a) of the Credit Agreement is hereby amended by deleting the phrase “two (2) consecutive quarters” from the first proviso and inserting the phrase “four (4) consecutive quarters” in lieu thereof.

(p)	Section 9.13(b) of the Credit Agreement is hereby amended by deleting “from counsel and” from the last sentence thereof.

(q)	Section 9.13(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(c)    Intentionally Deleted.”

(r)

Section 9.13(d) of the Credit Agreement is hereby amended by (i) deleting “$760,740,750” and adding “$2,061,865,500” in lieu thereof, and (ii) deleting “September 30, 2016” and adding “September 30, 2019” in lieu thereof.

(s)

Section 9.13(f) of the Credit Agreement is hereby amended by deleting the phrase “two (2) consecutive quarters” from the first proviso and inserting the phrase “four (4) consecutive quarters” in lieu thereof.

(t)	Article XI of the Credit Agreement is hereby amended to insert the following new Section 11.11 immediately after Section 11.10 appearing therein:

11.11    Certain ERISA Matters.

(a)    Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, Administrative Agent, and not, for the avoidance of doubt, to or for the benefit of Borrower or any other Loan Party, that at least one of the following is and will be true:

(i)    such Lender is not using Plan Assets with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans or this Agreement,

(ii)    the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans and this Agreement,

(iii)    (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans and this Agreement satisfies the requirements of subsections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans and this Agreement, or

(iv)    such other representation, warranty and covenant as may be agreed in writing between Administrative Agent, in its sole discretion, and such Lender.

(b)    In addition, unless either (1) subclause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with subclause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, Administrative Agent and not, for the avoidance of doubt, to or for the benefit of Borrower or any other Loan Party, that Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans and this Agreement (including in connection with the reservation or exercise of any rights by Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).

(u)	Article XII of the Credit Agreement is hereby amended to insert the following new Section 12.22 immediately after Section 12.21 appearing therein:

12.22    Acknowledgment Regarding Any Supported QFCs.

To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a)    In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b)    As used in this Section 12.22, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

(v)	Schedule I of Exhibit C of the Credit Agreement is hereby deleted in its entirety and replaced with Annex I attached hereto.

3.    The Credit Agreement, as amended hereby, is referred to herein as the “Amended Credit Agreement”.

4.    Conditions Precedent. This Amendment shall not be effective until each of the following conditions precedent has been fulfilled:

(a)

The Administrative Agent shall have received fully executed counterparts of this Amendment executed by each of the parties hereto, in each case sufficient in number for distribution to Administrative Agent, each Lender, Parent, and Borrower;

(b)

such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment;

(c)

The Borrower and each other Loan Party shall have provided, at least three (3) days prior to the Effective Date, all information reasonably requested at least seven (7) days prior to the Effective Date by the Administrative Agent and each Lender in order to comply with applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the Act;

(d)

a duly completed Unencumbered Property Report and Compliance Certificate certifying compliance with the financial covenants set forth in Section 9.13 of the Credit Agreement, as amended by this Amendment, in each case prepared as of September 30, 2019, on a pro forma basis, and signed by a Responsible Officer of Parent, for itself and on behalf of Borrower;

(e)

the representations and warranties in the Credit Agreement, as amended by this Amendment, and each other Loan Document are true and correct in all material respects (without duplication of any materiality qualifiers therein) on and as of the Effective Date as though made as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (without duplication of any materiality qualifiers therein) as of such earlier date, and except that for purposes of this condition, the representations and warranties contained in Section 7.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), as applicable, of Section 8.01; and

(f)	after giving effect to this Amendment, no Default exists.

The Administrative Agent shall promptly notify in writing the Borrower and the Lenders of the effectiveness of this Amendment, and such notice shall be conclusive and binding.

5.    Representations and Warranties. Each of Borrower and Parent represents and warrants to the Credit Parties that (a) the representations and warranties in the Credit Agreement, as amended by this Amendment, and each other Loan Document are true and correct in all material respects (without duplication of any materiality qualifiers therein) on and as of the Effective Date as though made as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (without duplication of any materiality qualifiers therein) as of such earlier date, and except that for purposes of this representation, the representations and warranties contained in Section 7.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), as applicable, of Section 8.01; (b) no amendments have been made to the Organization Documents of (i) Borrower since September 20, 2019, (ii) Parent since September 19, 2019, (iii) Rexford Industrial - 9750 San Fernando, LLC (“San Fernando”) since May 2, 2019 or (iv) any Loan Party other than Borrower, Parent or San Fernando since May 22, 2018, except for any Subsidiary Guarantors that became Subsidiary Guarantors after May 22, 2018, in which case no amendments have been made to the Organization Documents of such Subsidiary Guarantors since the date such Subsidiary Guarantors became Subsidiary Guarantors; and (c) the information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects.

6.    Ratification.

(a)

Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any Default or Event of Default under any Loan Document, or a waiver or release of any of the Lenders’ or the Administrative Agent’s rights and remedies (all of which are hereby reserved).

(b)

Without in any way establishing a course of dealing by the Administrative Agent or any Lender, the Borrower and the Parent each hereby ratifies, confirms and reaffirms its obligations under the Amended Credit Agreement and the other Loan Documents to which it is a party and each and every such Loan Document executed by the undersigned in connection with the Amended Credit Agreement remains in full force and effect and is hereby ratified, confirmed and reaffirmed. This Amendment is not intended to and shall not constitute a novation.

7.    General Terms. This Amendment, which may be executed in multiple counterparts, together with the Credit Agreement and the other Loan Documents, constitute the entire agreement of the parties regarding the matters contained herein and shall not be modified by any prior oral or written discussions. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging transmission (e.g. PDF by email) shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment shall constitute a Loan Document under the

Amended Credit Agreement for all purposes. This Amendment, the Credit Agreement and the other Loan Documents express the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof and thereof. The headings of this Amendment are provided for convenience of reference only and shall not affect its construction or interpretation.

8.    Illegality. Any determination that any provision of this Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Amendment.

9.    Independent Review. Each of the Borrower and the Parent represents and warrants that it has consulted with independent legal counsel of its selection in connection herewith and is not relying on any representations or warranties of the Administrative Agent or its counsel in entering into this Amendment.

10.    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

[SIGNATURES ON FOLLOWING PAGES]

It is intended that this Amendment take effect as an instrument under seal as of the date first written above.

BORROWER:

REXFORD INDUSTRIAL REALTY, L.P.,
a Maryland limited partnership

By:	REXFORD INDUSTRIAL REALTY, INC.,
a Maryland corporation,
its General Partner

By:	/s/ Adeel Khan
Name:	Adeel Khan
Title:	Chief Financial Officer

PARENT:

REXFORD INDUSTRIAL REALTY, INC.,
a Maryland corporation,

By:	/s/ Adeel Khan
Name:	Adeel Khan
Title:	Chief Financial Officer

Signature Page to First Amendment to Credit Agreement

ADMINISTRATIVE AGENT:

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Andrew D. Moore
Name:	Andrew D. Moore
Title:	Duly Authorized Signatory

Signature Page to First Amendment to Credit Agreement

LENDER:

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Andrew D. Moore
Name:	Andrew D. Moore
Title:	Duly Authorized Signatory

Signature Page to First Amendment to Credit Agreement

LENDER:

TRUIST BANK f/k/a Branch Banking and Trust Company

By:	/s/ Karen Cadiente
Name:	Karen Cadiente
Title:	Assistant Vice President

Signature Page to First Amendment to Credit Agreement

SUBSIDIARY GUARANTOR CONFIRMATION

Each of the undersigned hereby acknowledges and consents to the foregoing First Amendment to Credit Agreement and acknowledges and agrees that it remains obligated for the various obligations and liabilities of the Borrower to the Administrative Agent and the Lenders under the Credit Agreement dated May 22, 2018, as provided for in that certain Unconditional Guaranty Agreement dated May 22, 2018, as amended by that certain Counterpart to Unconditional Guaranty Agreement dated as of June 29, 2018, that certain Counterpart to Unconditional Guaranty Agreement dated as of December 20, 2018, and that certain Counterpart to Unconditional Guaranty Agreement dated as of September 25, 2019.

[Signature Pages Follow]

Subsidiary Guarantor Confirmation to First Amendment to Credit Agreement

SUBSIDIARY GUARANTORS:

REXFORD INDUSTRIAL – 218 TURNBULL CANYON, LLC

REXFORD INDUSTRIAL – 228TH STREET, LLC

REXFORD INDUSTRIAL – 301 N FIGUEROA, LLC

REXFORD INDUSTRIAL – 635 8TH, LLC

REXFORD INDUSTRIAL – 687 EUCALYPTUS, LLC

REXFORD INDUSTRIAL – 1065 WALNUT, LLC

REXFORD INDUSTRIAL – 1145 ARROYO, LLC

REXFORD INDUSTRIAL – 1150 AVIATION, LLC

REXFORD INDUSTRIAL - 1175 AVIATION, LLC

REXFORD INDUSTRIAL – 12154 MONTAGUE, LLC

REXFORD INDUSTRIAL – 1245 AVIATION, LLC

REXFORD INDUSTRIAL – 14421 BONELLI, LLC

REXFORD INDUSTRIAL – 16121 CARMENITA, LLC

REXFORD INDUSTRIAL – 1601 MISSION, LLC

REXFORD INDUSTRIAL – 18115 MAIN, LLC

REXFORD INDUSTRIAL – 19402 SUSANA, LLC

REXFORD INDUSTRIAL – 2328 TELLER, LLC

REXFORD INDUSTRIAL – 2980 SAN FERNANDO, LLC

REXFORD INDUSTRIAL – 3100 FUJITA, LLC

REXFORD INDUSTRIAL – 3150 ANA, LLC

REXFORD INDUSTRIAL - 3233 MISSION OAKS, LLC

REXFORD INDUSTRIAL – 3340 SAN FERNANDO, LLC

REXFORD INDUSTRIAL – 4416 AZUSA CANYON, LLC

REXFORD INDUSTRIAL – 5300 SHEILA, LLC

REXFORD INDUSTRIAL – 5421 ARGOSY, LLC

REXFORD INDUSTRIAL – 5593 FRESCA, LLC

REXFORD INDUSTRIAL – 8315 HANAN, LLC

REXFORD INDUSTRIAL – 8542 SLAUSON, LLC

REXFORD INDUSTRIAL – 8985 CRESTMAR, LLC

REXFORD INDUSTRIAL – 9200 MASON, LLC

REXFORD INDUSTRIAL – 9250 MASON, LLC

REXFORD INDUSTRIAL - 9615 NORWALK, LLC

REXFORD INDUSTRIAL – 9750 SAN FERNANDO, LLC

By:	REXFORD INDUSTRIAL REALTY, L.P.,
a Maryland limited partnership,
its Sole and Managing Member

	By:	REXFORD INDUSTRIAL REALTY, INC.,
a Maryland corporation,
its General Partner

		By:	/s/ Adeel Khan
		Name:	Adeel Khan
		Title:	Chief Financial Officer

Subsidiary Guarantor Confirmation to First Amendment to Credit Agreement

REXFORD INDUSTRIAL - ALTON, LLC

REXFORD INDUSTRIAL – AZUSA CANYON, LLC

REXFORD INDUSTRIAL – BERRY, LLC

REXFORD INDUSTRIAL – CONEJO SPECTRUM, LLC

REXFORD INDUSTRIAL – EASTVALE, LLC

REXFORD INDUSTRIAL - FAIRVIEW, LLC

REXFORD INDUSTRIAL - GALE, LLC

REXFORD INDUSTRIAL - HINDRY, LLC

REXFORD INDUSTRIAL - HOLLAND, LLC

REXFORD INDUSTRIAL - ICON, LLC

REXFORD INDUSTRIAL – IMPERIAL HIGHWAY, LLC

REXFORD INDUSTRIAL - INDUSTRY WAY, LLC

REXFORD INDUSTRIAL - JURUPA, LLC

REXFORD INDUSTRIAL - NELSON, LLC

REXFORD INDUSTRIAL – SAFARI, LLC

REXFORD INDUSTRIAL - SDLAOC, LLC

REXFORD INDUSTRIAL – STORM, LLC

REXFORD INDUSTRIAL - STOWE, LLC

REXFORD INDUSTRIAL – VANOWEN, LLC

REXFORD INDUSTRIAL - WESTERN, LLC

RIF I - MONROVIA, LLC

RIF I - VALLEY BLVD., LLC

RIF II - BLEDSOE AVENUE, LLC

RIF II - CROCKER, LLC

RIF II - EASY STREET, LLC

RIF II - LA JOLLA SORRENTO BUSINESS PARK, LLC

RIF II - PIONEER AVENUE, LLC

RIF III – AVENUE STANFORD, LLC

RIF III - BROADWAY, LLC

RIF III – EMPIRE LAKES, LLC

RIF III – IMPALA, LLC

RIF III - SANTA FE SPRINGS, LLC

RIF III - YARROW DRIVE, LLC

RIF III - YARROW DRIVE II, LLC

RIF IV - BURBANK, LLC

RIF IV - CENTRAL AVENUE, LLC

RIF IV – CORNERSTONE, LLC

By:	REXFORD INDUSTRIAL REALTY, L.P.,
a Maryland limited partnership,
its Sole and Managing Member

	By:	REXFORD INDUSTRIAL REALTY, INC.,
a Maryland corporation,
its General Partner

		By:	/s/ Adeel Khan
		Name:	Adeel Khan
		Title:	Chief Financial Officer

Subsidiary Guarantor Confirmation to First Amendment to Credit Agreement

RIF IV - EAST 46TH STREET, LLC

RIF IV - HARBOR WARNER, LLC

RIF IV - NEWTON, LLC

RIF IV - POINSETTIA, LLC

RIF IV - SAN GABRIEL, LLC

RIF IV – WEST 33RD STREET, LLC

RIF V - 240TH STREET, LLC

RIF V - 3360 SAN FERNANDO, LLC

RIF V - ARROW BUSINESS CENTER, LLC

RIF V - ARROYO, LLC

RIF V - CALVERT, LLC

RIF V - CAMPUS AVENUE, LLC

RIF V - DEL NORTE, LLC

RIF V - GGC ALCORN, LLC

RIF V - GLENDALE COMMERCE CENTER, LLC

RIF V - GRAND COMMERCE CENTER, LLC

RIF V - JERSEY, LLC

RIF V - MACARTHUR, LLC

RIF V - NORMANDIE BUSINESS CENTER, LLC

RIF V - ODESSA, LLC

RIF V - PARAMOUNT BUSINESS CENTER, LLC

RIF V - SHOEMAKER INDUSTRIAL PARK, LLC

RIF V - VINEDO, LLC

By:	REXFORD INDUSTRIAL REALTY, L.P.,
a Maryland limited partnership,
its Sole and Managing Member

	By:	REXFORD INDUSTRIAL REALTY, INC.,
a Maryland corporation,
its General Partner

		By:	/s/ Adeel Khan
		Name:	Adeel Khan
		Title:	Chief Financial Officer

Subsidiary Guarantor Confirmation to First Amendment to Credit Agreement

ANNEX I

For the Quarter/Year ended                      (“Statement Date”)

SCHEDULE 1

to the Compliance Certificate

($ in 000’s)

I.	Section 9.13(a) – Maximum Leverage Ratio.

	A.	Total Indebtedness as of the Statement Date:	$

	B.	Total Asset Value as of the Statement Date:	$

	C.	Total Leverage Ratio (Line I.A divided by Line I.B):	%

		Maximum permitted:	60%[1]

II.	Section 9.13(b) – Maximum Secured Leverage Ratio.

	A.	Total Secured Debt as of the Statement Date:	$

	B.	Total Asset Value as of the Statement Date:	$

	C.	Total Secured Leverage Ratio (Line II.A divided by Line II.B):	%

		Maximum permitted:	45%

III.	Section 9.13(d) – Minimum Tangible Net Worth.

	A.	$2,061,865,500:	$

	B.	Net equity proceeds received by Parent after September 30, 2019 (excluding any such proceeds that are received within 90 days before or after any redemption of equity of Parent or Borrower permitted under the Agreement) multiplied by 75%:	$

	C.	Minimum Tangible Net Worth (Line III.A plus Line III.B):	$

	D.	Tangible Net Worth as of the Statement Date:	$

	E.	[Excess][Deficiency] for covenant compliance
		(Line III.D minus Line III.C):	$

[1]

For the four (4) consecutive quarters following any Significant Acquisition, such ratio may exceed 60%, but it may not exceed 65% and such adjustment for any Significant Acquisition may only occur up to two (2) times during the term of this Agreement.

IV.	Section 9.13(e) – Minimum Fixed Charge Coverage Ratio.

	A.	Adjusted EBITDA for the fiscal quarter ending on the Statement Date multiplied by four (4):	$

	B.	Fixed Charges for the Calculation Period:	$

	C.	Fixed Charge Coverage Ratio (Line IV.A divided by Line IV.B):	to 1.0

		Minimum required:	1.50 to 1.0

V.	Section 9.13(f) – Unencumbered Leverage Ratio.

	A.	Total Unsecured Debt as of the Statement Date:	$

	B.	Unencumbered Asset Value as of the Statement Date:	$

	C.	Unencumbered Leverage Ratio (Line V.A divided by Line V.B):	%

		Maximum permitted:	60%[2]

VI.	Section 9.13(g) – Unencumbered Interest Coverage Ratio.

	A.	Unencumbered NOI for the Calculation Period:	$

	B.	Unsecured Interest Expense for the Calculation Period:	$

	C.	Unencumbered Interest Coverage Ratio

		(Line VI.A divided by Line VI.B):	to 1.0

		Minimum required:	1.75 to 1.0

[2]

For the four (4) consecutive quarters following any Significant Acquisition, such ratio may exceed 60%, but it may not exceed 65% and such adjustment for any Significant Acquisition may only occur up to two (2) times during the term of this Agreement.